                                                                   EXHIBIT 10.13


                  AMENDMENT TO THE INTERIM MANAGEMENT AGREEMENT
             BETWEEN AQUA-CHEM, INC. AND J. MILLER MANAGEMENT, INC.
                                DATED 8 JULY 1996

        WHEREAS, the parties entered into the above-referenced Agreement; and

        WHEREAS, the parties are desirous of extending the Agreement so that Jeffrey A. Miller will continue to act as Chief Executive Officer of Aqua-Chem, Inc., as an independent contractor through J. Miller Management, Inc.;

        In consideration of the mutual promises hereinafter set forth, the parties agree to amend the original agreement of the designated paragraphs seriatim.

        2. Term. The term of this Agreement shall extend from January 1, 1997 through December 31, 1997, unless terminated earlier in accordance with the terms of the original Agreement.

        3. Compensation. The Company agrees to continue to compensate JMM $10,000 per week, payable monthly, according to the terms of paragraph 3. Paragraph 3 is further amended to incorporate the following:

           3.1. Incentive Compensation. JMM shall be paid Incentive Compensation according to the schedule set forth on the attached Exhibit A.

           3.2. Sale Bonus. If Aqua-Chem is sold and closed before December 31, 1998, JMM shall receive a Sale Bonus pursuant to the schedule set forth on the attached Exhibit B.

        4. Expenses. Expense reimbursement to JMM shall continue under the current arrangement for the duration of the term of this Agreement.

        Except as modified herein, all other terms of the Interim Management Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Company, JMM and Miller, have executed this Agreement on this ______ day of January, 1997.


AQUA-CHEM, INC.                            J. MILLER MANAGEMENT, INC.

By:     /s/ Patrick Babin                  By:   /s/   JA Miller
      ------------------------------            ---------------------------
        Name Patrick Babin                       Jeffrey A. Miller
                                                 President
Its:    Director
      -------------------------------
        Title                              JEFFREY A. MILLER

                                           By:   /s/   JA Miller
                                                --------------------------------
                                                 Jeffrey A. Miller, Individually

                                                                   EXHIBIT 10.13


                       Exhibit A to the January ____, 1997
                                  Amendment to
                      the JMM Interim Management Agreement

                           Re: INCENTIVE COMPENSATION


JMM shall be paid Incentive Compensation (hereafter "IC") in accordance with Aqua-Chem' s RONA (return on net assets)-based IC program for senior executives, calculated under the following formula:


           IC = Base compensation x 100% participation rate x % payout where

        Base compensation     =   $356,213
        Participation rate, % =       100%
        Payout, %             =   % payout rate as that defined in the Aqua-Chem
                                    IC Plan of 11/96


The IC shall be due and payable immediately upon the close of Aqua-Chem's fiscal year-end 1997, but no later than January 20, 1998.


                                            INITIAL:

                                            AQUA-CHEM, INC.

                                            By:  /s/ PB
                                                 -------

                                            J. MILLER MANAGEMENT, INC.

                                            By:  /s/ JAM
                                                 -------

                                                                   EXHIBIT 10.13


                             INCENTIVE COMPENSATION
                            PURSUANT TO PARAGRAPH 3.1



                                               EXAMPLES
 ===========================================================================================
 If EBIT Is:                                Then Incentive Compensation Is:
 ===========================================================================================
 Less than $6.7 million                     $ 00
 -------------------------------------------------------------------------------------------
 Equal to $6.7 million                      $356,000 x 100% x   50% = $178,000
 -------------------------------------------------------------------------------------------
 Equal to $11 million                       $356,000 x 100% x 100% = $356,000
 -------------------------------------------------------------------------------------------
 Equal to $14 million                       $356,000 x 100% x 125% = $445,000
 -------------------------------------------------------------------------------------------
 Equal to $17 million                       $356,000 x 100% x 150% = $534,000
 -------------------------------------------------------------------------------------------

                                                                   EXHIBIT 10.13


                Exhibit B to the January ____, 1997 Amendment to
                      the JMM Interim Management Agreement

                                 Re: SALE BONUS


JMM shall be paid a Sale Bonus if Aqua-Chem is sold, calculated according to the formula reflected in the attached schedule and based on the definitions below:





Definitions

"Net Consideration" shall mean the net present value of all consideration received by (i) the Company (in the case of an asset transaction) net of corporate-level income tax, or (ii) the shareholders of the Company, in the case of the Sale of the stock of the Company or a merger, in either case net of all expenses of the transaction.

"Sale" shall mean (i) a sale, at any time and from time to time, of substantially all of the assets of the Company to a third party not related to the Company, (ii) a sale to a management buy-out, (iii) a sale at any time during the Employment Term of substantially all classes of outstanding stock of the Company to a third party not related to the Company, or (iv) a merger or consolidation in which upon consummation (x) the Company is not the surviving corporation or (y) the current shareholders of the Company do not own a controlling interest in the surviving company. Any Sale shall occur, if at all, at the sole discretion of the shareholders of the Company.



The Sale Bonus shall be due and payable to JMM immediately after closing of the Sale of Aqua-Chem



                                            INITIAL:

                                            AQUA-CHEM, INC.

                                            By:  /s/  PB
                                                 ---------

                                            J. MILLER MANAGEMENT, INC.

                                            By:  /s/  JAM
                                                 ----------

                                                                   EXHIBIT 10.13


                                   SALE BONUS
                            PURSUANT TO PARAGRAPH 3.2



                                                 EXAMPLES
 =============================================================================================
 If the Net Consideration Is:                The Sale Bonus Is:
 =============================================================================================
 Less than $40 million                       $356,000
 ---------------------------------------------------------------------------------------------
 Equal to or greater than $40 million, but   $356,000 plus 1% of Net Consideration over $40
 less than or equal to $45 million           million.
 ---------------------------------------------------------------------------------------------
 Greater than $45 million, but               $356,000 plus 1% of Net Consideration over $40
 less than or equal to $50 million           million but not $45 million, and 2% of Net
                                             Consideration over $45 million.

 ---------------------------------------------------------------------------------------------
 Greater than $50 million,                   $356,000 plus 1%  of Net Consideration over $40
 but less than or equal to $55 million       million but not over $45 million, and 2% of  Net
                                             Consideration over $45 million but not over
                                             $50 million, and 3%  of Net Consideration over
                                             $50 million,


 ---------------------------------------------------------------------------------------------
 Greater than $55 million,                   $356,000 plus 1% of Net Consideration over
 but less than or equal to $60 million       million but not over $45 million, and 2% of Net
                                             Consideration over $45 million but not over $50
                                             million, and 3% of Net Consideration over $50
                                             million but not over $55 million, and 4% of Net
                                             Consideration over $55 million but not over $60
                                             million, and 5% of Net Consideration over $60
                                             million.

 ==============================================================================================




                                                 EXAMPLES
 =============================================================================================
 If the Net Consideration Is:                The Sale Bonus Is:
 =============================================================================================
 Equal to $40 million                        $356,000
 Equal to $45 million                        $356,000 + $  50,000 =  $   406,000
 Equal to $50 million                        $356,000 + $150,000 =  $   506,000
 Equal to $55 million                        $356,000 + $300,000 =  $   656,000
 Equal to $60 million                        $356,000 + $500,000 =  $   856,000
 Equal to $65 million                        $356,000 + $750,000 =  $1,106,000
 =============================================================================================

                                                                   EXHIBIT 10.13

                      J. Miller Management, Inc. Letterhead


January 15, 1997


PRIVATE & CONFIDENTIAL
Mr. James A. Feddersen
Whyte Hirschboeck Dudek S.C.
Suite 2100
111 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
(414) 223-5030 phone
(413) 223-5000 fax

        Re: Addendum to the Extension of Jeff Miller's Contract with Aqua-Chem, Inc. for 1997

Dear Jim:

Enclosed please find a signed copy of the Extension of Jeff Miller's Contract with Aqua-Chem for 1997, which Patrick Babin and I signed on Sunday evening, January 12, after my discussion with the Compensation Committee (Patrick Babin, Bill Killian, and Bill Stallworth). Directors Guthrie & Switzer joined us during the discussion. (To what extent Guthrie or Switzer participated in the discussions I am not aware, as I was asked to leave the room for part of the meeting.)

In addition to the Extension, I agree to the added condition by the Committee that I be willing to extend this Agreement for an additional two years after the closing date in the event of a sale of the Company to a third party. Patrick indicted to me on the phone today that he would be satisfied with having you or my attorney documents this further agreement. If you would add an addendum covering this to the Extension, I would appreciate it. As I told Patrick, I am willing to agree to the 2-year extension commitment on the basis that all other terms of the Interim Management Agreement otherwise remain in "full force and effect". However, there is one other stipulation that I would make, that the base compensation and fees in the agreement increase by a minimum of 5% annually, should this 2-year extension become necessary.

Secondly, Patrick would like to document the fact that the Sale Bonus, as amended in paragraph 3.2, should be ascribed to two parts as follows:

        Part I.  Change of Control  One year's base compensation
        Part II. Sale Bonus         An amount as calculated according to the
                                    formula in Exhibit B (less the $356,000 base compensation, which is paid under Part 1).

After you have had a chance to draft the addendum, I would appreciate it if you would fax it to my personal attorney, Randy Wright in Birmingham, MI at 810/645-1233 for his review.

Sincerely,
J. MILLER MANAGEMENT, INC.

/s/ Jeff

Jeff Miller
President